SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2003

INDUSTRIAL DISTRIBUTION GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-13195	58-2299339

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

950 East Paces Ferry Road
Suite 1575
Atlanta, GA 30326

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (404) 949-2100

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

a)	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350:

I, Andrew B. Shearer, Chief Executive Officer of the Industrial Distribution Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. sec. 1350 as adopted by sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March 21, 2003

/s/ Andrew B. Shearer

Andrew B. Shearer President and Chief Executive Officer

b)	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350:

I, Jack P. Healey, Chief Financial Officer of the Industrial Distribution Group, Inc. (the “Company”), certify, pursuant to 18 U.S.C. sec. 1350 as adopted by sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March 21, 2003

/s/ Jack P. Healey

Jack P. Healey Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL DISTRIBUTION GROUP, INC

By: /s/ Jack P. Healey

Jack P. Healey Senior Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Accounting and Financial Officer)

Dated: March 21, 2003